      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 6, 2003


                                 SCHEDULE 14A
                                (Rule 14a-101)


                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant
Check the appropriate box:

     Preliminary Proxy Statement    Confidential, for Use of the Commission Only
                                    (as permitted by Rule 14a-6(e)(2))


[X]  Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Under Rule 14a-12


                        JARDINE FLEMING INDIA FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [ ]  No fee required.

      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

          ----------------------------------------------------------------------
          Fee paid previously with preliminary materials.

          ----------------------------------------------------------------------

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

          ----------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
      (3) Filing Party:

          ----------------------------------------------------------------------
      (4) Date Filed:

          ----------------------------------------------------------------------

                    [JARDINE FLEMING INDIA FUND, INC. LOGO]

                        JARDINE FLEMING INDIA FUND, INC.
                              51 W. 52nd Street,
                              New York, NY 10019


                           IMPORTANT PROXY MATERIALS
                               PLEASE VOTE NOW!

Dear Fellow Stockholder:

     The enclosed proxy materials relate to the annual general meeting of your fund, the Jardine Fleming India Fund, Inc. (the "Fund"), to be held on Tuesday, June 3, 2003, in New York City. Your Board of Directors is seeking your approval of five proposals at this meeting. Your decision on these proposals could be critical to the future of your investment in the Fund.

     I encourage you to read and consider the attached materials discussing your Fund and the proposals before stockholders at the meeting. In particular, I would encourage all stockholders to carefully review the discussion of Proposal 5, which reviews the Fund's potential Indian tax liabilities in light of ongoing uncertainty regarding application of the India-Mauritius tax treaty and your Board's reasons for deciding not to recommend a liquidation of the Fund at this time. I know that both of these issues are significant concerns of many of you.

     The Fund's current investment adviser has resigned effective the date of the annual general meeting. Your Board has negotiated an agreement for HSBC Asset Management (Europe) Limited to serve as the investment adviser to the Fund starting on that date. The Board of Directors is asking you to approve this agreement and two related subadvisory agreements because, under relevant law, the Fund may enter into new advisory agreements in this situation only with stockholder approval. If stockholders do not approve a new investment advisory agreement, your Fund will be left without the services of a professional investment adviser starting June 3, 2003. Without the services of a professional investment adviser, the Board of Directors and officers of the Fund would be directly responsible for management of the Fund's assets. The Board of Directors strongly believes that it is not in the best interests of stockholders for the Fund to be without the services of a professional adviser, even temporarily.

     Your failure to vote on these proposals could have an effect on these critical votes. Your vote and participation are very important, and we appreciate your return of the form as soon as possible. Thank you for your cooperation. And for those of you who plan to attend the meeting, I look forward to seeing you in New York.

                                      Very truly yours,



                                      Julian M. I. Reid
                                      Chairman of the Board of Directors

New York, New York
May 6, 2003

                    [JARDINE FLEMING INDIA FUND, INC. LOGO]

                        JARDINE FLEMING INDIA FUND, INC.
                              51 W. 52nd Street,
                              New York, NY 10019


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 3, 2003


     TO THE STOCKHOLDERS:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Jardine Fleming India Fund, Inc. (the "Fund") will be held at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, on June 3, 2003, at 10:00 a.m., for the following purposes:

     (1) To elect two Class II directors of the Fund, to hold office for the term indicated and until their successors shall have been elected and qualified;

     (2) To consider and act upon a proposal to approve the new Investment Advisory and Management Agreement by and between the Fund and HSBC Asset Management (Europe) Limited with respect to the assets of the Fund;

     (3) To consider and act upon a proposal to approve the new Sub-Investment Advisory Agreement by and between HSBC Asset Management (Europe) Limited and HSBC Asset Management (India) Private Limited with respect to certain assets of the Fund;

     (4) To consider and act upon a proposal to approve the new Sub-Investment Advisory Agreement by and between HSBC Asset Management (Europe) Limited and HSBC Asset Management (Americas) Inc. with respect to certain assets of the Fund;

     (5) To consider and act upon a proposal to amend the Fund's investment policies to permit the Fund, under certain conditions, to hold or invest substantially all of its assets in cash and high-quality debt obligations; and

     (6) To consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

     April 21, 2003, was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof.


                      BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ Paul H. Schubert
                                 -------------------
                                 Paul H. Schubert
                                     Secretary


New York, New York
May 6, 2003

--------------------------------------------------------------------------------
  YOUR VOTE IS IMPORTANT -- PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE FUND'S ANNUAL MEETING OF STOCKHOLDERS.
--------------------------------------------------------------------------------

                       JARDINE FLEMING INDIA FUND, INC.

                    [JARDINE FLEMING INDIA FUND, INC. LOGO]

                               51 W. 52nd Street
                              New York, N.Y. 10019


                                PROXY STATEMENT

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Jardine Fleming India Fund, Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at One Liberty Plaza, 39th Floor Conference Center, New York, NY 10006, on June 3, 2003, at 10:00 a.m., and at any adjournments thereof, for the following purposes:

   (1) To elect two Class II directors of the Fund, to hold office for the term indicated and until their successors shall have been elected and qualified;

   (2) To consider and act upon a proposal to approve the new Investment Advisory and Management Agreement by and between the Fund and HSBC Asset Management (Europe) Limited with respect to the assets of the Fund;

   (3) To consider and act upon a proposal to approve the new Sub-Investment Advisory Agreement by and between HSBC Asset Management (Europe) Limited and HSBC Asset Management (India) Private Limited with respect to certain assets of the Fund;

   (4) To consider and act upon a proposal to approve the new Sub-Investment Advisory Agreement by and between HSBC Asset Management (Europe) Limited and HSBC Asset Management (Americas) Inc. with respect to certain assets of the Fund;

   (5) To consider and act upon a proposal to amend the Fund's investment policies to permit the Fund, under certain conditions, to hold or invest substantially all of its assets in cash and high-quality debt obligations; and

   (6) To consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

     The enclosed proxy and this Proxy Statement are first being sent to the Fund's stockholders on or about May 8, 2003.

     The cost of soliciting proxies and preparing the proxy materials will be borne by the Fund. The Fund will request securities brokers, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition, proxies may be solicited personally or by telephone or telegram by directors, officers, and employees of the Fund without additional compensation to them.

     The Board of Directors has selected Messrs. Julian M. I. Reid and Paul H. Schubert, and each of them, to act as proxies with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" each proposal. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the New York address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on April 21, 2003, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. At that date, there were outstanding and entitled to vote 5,858,327 shares of Common Stock, par value $0.001 per share. Stockholders of the Fund on that date will be entitled to one vote on each matter to be voted for each share held (and one such vote for each director to be elected), with no shares having cumulative voting rights. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund but which are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Abstentions and broker non-votes will not be counted as "votes cast" on any proposal, and abstentions and broker non-votes will have no effect on the result of the vote on Proposal 1, but will have the effect of a vote "AGAINST" Proposals 2, 3, 4 and 5.

     The election of directors under Proposal 1 requires the affirmative vote of a plurality of the shares present at the Meeting (at which a quorum is present). Proposals 2, 3, 4 and 5 require the affirmative vote of either (1) a majority of the outstanding shares of the Fund, or (2) two-thirds of those shares voting at the Meeting, in either case if a quorum is present. If Proposals 2, 3 and 4 are approved, the investment advisory and subadvisory agreements approved thereunder will remain in effect for an initial term of two years and will continue thereafter provided their continuance is specifically approved by (a) the Fund's Board of Directors or (b) a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either case the continuance also is approved by a majority of the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of any party to any of these agreements (such directors, the "Independent Directors").

     The principal office of the Fund is located at 51 W. 52nd Street, New York, NY 10019.


                               PRINCIPAL HOLDERS

     Although the Fund does not have information concerning the beneficial ownership of shares held in the name of Depository Trust Company participants, as of April 15, 2003, to the knowledge of the Fund, the only persons known to the Fund to have record or beneficial ownership of more than 5% of the outstanding common stock are the following:

                                                  AMOUNT
                                            RECORD/BENEFICIAL      PERCENT
  NAME AND ADDRESS OF BENEFICIAL OWNER          OWNERSHIP         OF CLASS
----------------------------------------   -------------------   ----------
City of London Investment                    995,350 shares        16.99%
 Management Co. Ltd.
 10 Eastcheap
 London ENEC3MILX

President & Fellows of Harvard College       884,892 shares        15.10%
 600 Atlantic Avenue
 Boston, MA 02210

Laxey Investors Limited                      606,326 shares        10.35%
 c/o Laxey Partners Limited
 Stanley House, 7-9 Market Hill
 Douglas, Isle of Man, IM1 2BF

Deutsche Bank                                390,400 shares         6.66%
 Taunusanlage 12, D-60325
 Frankfurt am Main
 Federal Republic of Germany

Carrousel Capital                            375,000 shares         6.40%
 3A, Harrington Road
 London SW7 3ES

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

     There are six members on the current Board of Directors. Two of the current members of the Board of Directors, Mr. Jean Jocelyn de Chasteauneuf and Dr. Ashok V. Desai (each a "Nominee" and collectively the "Nominees") have been nominated to serve for terms as indicated below and until their respective successors are elected and qualified.

     Mr. Jean Jocelyn de Chasteauneuf and Dr. Ashok V. Desai were last elected by the stockholders at the 2000 Annual Meeting on May 11, 2000 to serve as Class II directors for a term of three years. In accordance with the terms of that election, their terms expire at the 2003 Annual Meeting. Mr. Jean Jocelyn de Chasteauneuf and Dr. Ashok V. Desai have each been nominated to serve as a Class II director for a three-year term and until their respective successors shall have been elected and qualified.

     It is intended that all proxies received, unless otherwise indicated, will be voted "FOR" the election of the Nominees. The affirmative vote of a plurality of the shares present at the Meeting (at which a quorum is present) is required to elect the Nominees. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH NOMINEE.

     The Board of Directors knows of no reason why the Nominees listed will be unable to serve. If a Nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board of Directors to replace such Nominee.

     The following table presents information concerning the Nominees, the current Board of Directors and Officers of the Fund. The information includes their positions and principal occupations during the last five years.

----------------------------------------------------------------------------------------------------
 NAME, ADDRESS, CLASS AND AGE     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------
                                          INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------
 Julian M. I. Reid                Chief Executive Officer of 3a Asset Management Limited;
 10 Frere Felix de Valois St.     Chairman of the Board of Directors of the Fund; Director of
 Port Louis, Mauritius            Jardine Fleming China Region Fund, Inc.
 Class I, Age: 58
  Director since 1994             Mr. Reid oversees two portfolios in the fund complex.(1)
----------------------------------------------------------------------------------------------------
 Jean Jocelyn de Chasteauneuf     Adviser to the Executive Committee of the Mauritius Commercial
 10 Frere Felix de Valois St.     Bank Limited; Director of Union Commercial Bank Ltd (Malagasy
 Port Louis, Mauritius            Republic), Fincorp Investment Ltd., Finlease Co. Ltd., La Valliere
 Class II, Age: 65                Asset Management SA, Standard Continuous Stationery Co Ltd.,
 Director since 1994              South West Tourism Ltd., Cie Sre de Bel Ombre Ltee., Cie de
                                  Beau Vallon Ltee., Brista & Co Ltd., Rocanvelle Ltd., Waste
                                  Converters Ltd., B V G Building Co Ltd.
----------------------------------------------------------------------------------------------------
 Ashok V. Desai                   Consultant Editor of Business Standard; former member, Prime
 4 Bahadar Shah Zafar Marg        Minister's Council of Economic Advisors, Delhi (1999-2000);
 New Delhi, India 110002          former Secretary and Chief Consultant, Ministry of Finance,
 Class II, Age: 67                Government of India (1991-1993).
 Director since 1995
----------------------------------------------------------------------------------------------------
 Timothy R. H. Kimber             Chairman of Dartmoor Investment Trust Plc., Exeter Selective
 Newton Hall, Whittington         Assets Investment Trust Plc., Martin Currie Pacific Trust Plc.,
 Nr Carnforth Lancashire          Taiwan Opportunity Fund, and Invesco Japan Discovery Trust Plc.;
 LA6 2NZ, United Kingdom          Director of New Zealand Investment Trust Plc., Adam & Company
 Class I, Age: 66                 Investment & Management Ltd., Border Asset Management Ltd.,
 Director since 1995              Noble Group Ltd., the Cumberland Building Society, and Kimber
                                  & Associates.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 NAME, ADDRESS, CLASS AND AGE     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------
 E. L. Rene Noel                  Director of Albatross Insurance Co. Ltd and Les Moulins De La
 10 Frere Felix de Valois St.     Concorde Ltee; International Sugar Consultant; former Chairman
 Port Louis, Mauritius            and Managing Director of Compagnie de Beau-Vallon Group of
 Class III, Age: 78               Companies.
 Director since 1996
----------------------------------------------------------------------------------------------------
                                          INTERESTED DIRECTOR
----------------------------------------------------------------------------------------------------
 A. Douglas Eu(2)                 President of the Fund; Director, Chief Operations Officer and
 21/F, Chater House               Secretary of the Investment Adviser; President and Director,
 8 Connaught Road Central         Jardine Fleming China Region Fund, Inc.; Chief Executive Officer
 Hong Kong                        of JF Funds; Director of JF Capital Partners Holdings Limited,
 Class III, Age: 41               Ayudhya JF Asset Management Ltd. and JF Asset Management
 Director since 1998              Ltd.

                                  Mr. Eu oversees two portfolios in the fund complex.(1)
----------------------------------------------------------------------------------------------------

----------
(1) The fund complex includes the Fund and the Jardine Fleming China Region Fund, Inc. Only Mr. Reid and Mr. Eu oversee both portfolios in the fund complex.

(2) Mr. Eu is not an "Independent Director" because of his employment with the Investment Advisor.


     The Class III directors' term of office expires at the 2004 Annual Meeting with the position then becoming one for subsequent three-year terms; the Class I directors' term of office expires at the 2005 Annual Meeting with the position then becoming one for subsequent three-year terms and the new Class II directors' term of office expires at the 2006 Annual Meeting with the position then becoming one for a subsequent three-year term.

     Mr. A. Douglas Eu has been the Chief Operations Officer and the Secretary of JF International Management Inc. ("JFIMI"), the investment adviser ("Investment Adviser"), since 1992, and was appointed as Director of JFIMI effective September 25, 2002. He is considered an "interested person" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the "1940 Act") because of his employment with JFIMI. Mr. Eu has resigned as President and Director of the Fund effective May 8, 2003; the Board of Directors intends to address those two vacancies following their consideration of the results of votes on the proposals considered at the Meeting.

     In addition to Mr. Eu, the executive officers listed below hold the following positions with the Fund.



-------------------------------------------------------------------------------------------
 NAME, TITLE AND AGE                PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------
 Mr. Paul H. Schubert      Executive Director and Head of the Mutual Fund Finance
 Treasurer & Secretary     Department of UBS Global Asset Management (US) Inc.;
 Age: 40                   Treasurer and/or Chief Financial Officer for other investment companies for which UBS Global Asset Management (US) Inc.
                           serves as investment adviser/administrator.
-------------------------------------------------------------------------------------------
 Ms. Joanne Kilkeary       Director and Senior Manager of the Mutual Fund Finance
 Assistant Treasurer       Department of UBS Global Asset Management (US) Inc.; Vice
 Age: 35                   President and Assistant Treasurer for other investment companies for which UBS Global Asset Management (US) Inc. serves as
                           investment adviser/administrator.
-------------------------------------------------------------------------------------------

     The following table sets forth the dollar range of equity securities beneficially owned by each Director and Nominee in the Fund and in all registered investment companies overseen by the Director within the Fund's family of investment companies as of April 1, 2003:

                                                                        AGGREGATE DOLLAR RANGE OF EQUITY
                                                                          SECURITIES IN ALL REGISTERED
                                                                        INVESTMENT COMPANIES OVERSEEN OR
                                                                          TO BE OVERSEEN BY DIRECTORS
       NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES         OR NOMINEES IN FAMILY OF
          OR NOMINEE                       IN THE FUND (1)                INVESTMENT COMPANIES (1)(2)
------------------------------   -----------------------------------   ---------------------------------
      Timothy R. H. Kimber               $10,001 - $50,000                     $10,001 - $50,000
       Julian M. I. Reid                 $     1 - $10,000                     $10,001 - $50,000
 Jean Jocelyn de Chasteauneuf                   None                                 None
        Ashok V. Desai                          None                                 None
        E. L. Rene Noel                         None                                 None

----------
(1)   Valuation as of April 1, 2003.

(2) The family of investment companies includes the Fund and the Jardine Fleming China Region Fund, Inc.


     None of the other Directors or Officers of the Fund had any beneficial ownership in any stock of the Fund or the Jardine Fleming China Region Fund, Inc., and the officers and directors as a group own less than 1% of the Common Stock of the Fund.

     During the fiscal year ended November 30, 2002, the Board of Directors held a total of eight meetings. Messrs. Reid and Eu attended all eight meetings, and Messrs. de Chasteauneuf, Desai, Kimber and Noel each attended seven of the meetings. Mr. Reid also travelled to India on behalf of the Fund (without compensation) to conduct due diligence inquiries in respect of the Fund's tax issues with government officials. The Board of Directors has an Audit Committee. The Audit Committee met twice during the fiscal year ended November 30, 2002. At present, the Audit Committee members are Messrs. de Chasteauneuf, Desai, Kimber, Noel, and Reid. Each committee member attended both meetings except for Mr. de Chasteauneuf, who attended one of the meetings. The Audit Committee meets with the Fund's independent accountants to review whether satisfactory accounting procedures are being followed by the Fund and whether internal accounting controls are adequate to inform itself with regard to non-audit services performed by the independent accountants, and to review fees charged by the independent accountants. The Audit Committee also recommends to the Board of Directors the selection of independent accountants.The Board of Directors also has a Management Engagement Committee, which is comprised of all of the Independent Directors and meets at least once a year. The Management Engagement Committee evaluates the investment performance of the Fund's portfolio and considers the renewal of the Fund's investment management contract. The Management Engagement Committee met twice during the year ended November 30, 2002.


                    COMPENSATION OF DIRECTORS AND OFFICERS

     A Director or Officer of the Fund who is also an officer or employee of the Investment Adviser or the Administrator receives no remuneration from the Fund. The Directors of the Fund do not receive any pension or retirement benefits from the Fund or the Investment Adviser.

     The table below sets forth the compensation paid by the Fund to its Directors who received such compensation for the year ended November 30, 2002:

        NAME OF PERSON,            TOTAL COMPENSATION      TOTAL COMPENSATION FROM
            POSITION                    FROM FUND         FUND AND FUND COMPLEX (1)
-------------------------------   --------------------   --------------------------
Julian M. I. Reid,                       $22,250                   $41,250
Chairman and Director

Jean Jocelyn de Chasteauneuf,            $16,750                   $16,750
Director

Ashok V. Desai,                          $18,250                   $18,250
Director

Timothy R. H. Kimber,                    $16,750                   $16,750
Director

E. L. Rene Noel,                         $16,750                   $16,750
Director

----------
(1) The fund complex includes Jardine Fleming India Fund, Inc. and Jardine Fleming China Region Fund, Inc.


     The Directors' compensation from the Fund is comprised solely of Directors' fees and attendance fees. Each Director is paid an annual fee of $13,750, plus $750 per meeting attended, and the Chairman is paid an annual fee of $17,750, plus $750 per meeting attended. The $750 per meeting attendance fee applies only to each year's four quarterly board meetings, two audit committee meetings and one management engagement committee meeting. Fees are not paid for attendance at extraordinary meetings unless separately agreed by the Board of Directors. Mr. Eu does not receive such fees because of his affiliation with the Investment Adviser.

     None of the executive officers of the Fund received any compensation from the Fund for the year ended November 30, 2002.

     THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH NOMINEE AS DIRECTOR.


                                  PROPOSAL 2
          APPROVAL OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BY
        AND BETWEEN THE FUND AND HSBC ASSET MANAGEMENT (EUROPE) LIMITED

     The Board of Directors recommends that you approve an Investment Advisory and Management Agreement by and between the Fund and HSBC Asset Management (Europe) Limited ("AMEU") (the "New Agreement") with respect to the assets of the Fund.

     Since March 2, 1994, the Fund has retained JF International Management Inc. ("JFIMI") (formerly known as Jardine Fleming International Management Inc.) as investment adviser to the Fund to provide investment advice and, in general, to conduct the management investment program of the Fund. JFIMI has served as investment adviser to the Fund pursuant to authority granted in the current Amended Investment Advisory and Management Agreement (the "Current Agreement") by and between JFIMI and the Fund. The Current Agreement by and between JFIMI and the Fund was approved by the Fund's stockholders on November 22, 2000 and was last renewed by the Board of Directors on January 15, 2003.

     At a meeting held on January 27, 2003, the Board of Directors discussed entering into a new advisory relationship with a different adviser. There were no disagreements between the Board and JFIMI over accounting compliance, the adequacy of prior investment performance or investment policies. On February 6, 2003, JFIMI gave notice of its intention to terminate the Current Agreement effective May 8, 2003. At the same time, Mr. Eu resigned as President and Director of the Fund, effective May 8, 2003, the then expected date of the Meeting. Subsequently, JFIMI agreed, at the request of the Fund, to revise its notice of termination to be effective on the date subsequently set as the date of the Meeting, June 3, 2003. The resignation of JFIMI as investment adviser to the Fund will be effective regardless of whether the New Agreement is approved. JFIMI shall then no longer serve as investment adviser to the Fund.

     The Board of Directors is asking you to vote on the New Agreement because, under the 1940 Act, the Fund may enter into new adviser agreements in this situation only with stockholder approval. The form of the New Agreement is attached hereto as Appendix A. The New Agreement differs from the Current Agreement as explained below.


        DIFFERENCES BETWEEN THE NEW AGREEMENT AND THE CURRENT AGREEMENT

     Except as discussed below, the substantive provisions of the New Agreement and the Current Agreement are substantially identical.

     Under the New Agreement, the Fund's advisory fee will be paid at an annual rate of 1.0% of the Fund's average weekly net assets that are not invested in cash or high-quality debt obligations and at an annual rate of 0.2% of the Fund's average weekly net assets that are invested in cash or high-quality debt obligations, subject to a minimum fee over the two-year term of the New Agreement of $200,000. The minimum fee of $200,000 would be payable in full even if the New Agreement were terminated before the end of two years. The fee payable to JFIMI under the Current Agreement is equal to 1.15% of the Fund's average weekly net assets, with no reduced fee for assets that are invested in cash or high-quality debt obligations and no minimum fee.


FEES

                                                                               CURRENT         NEW
                                                                              AGREEMENT     AGREEMENT
                                                                             -----------   ----------
Investment Management Fee (as a percentage of the Fund's Net Assets) .....       1.15%         1.0%*

----------
* The New Agreement provides for a lower fee (0.2%) in respect of the Fund's assets that are held in cash or invested in high-quality debt obligations; the Current Agreement has no such provision. The New Agreement includes a minimum fee of $200,000 for the two year term of the agreement; the Current Agreement has no minimum fee.


EXAMPLE:

                                                        ONE          THREE          FIVE           10
                                                        YEAR         YEARS         YEARS          YEARS
                                                    -----------   -----------   -----------   ------------
You would pay the following investment management
 expenses on a $1000 investment, assuming a five
 percent annual return:*
 Current Agreement ..............................      $11.79        $37.19        $65.17        $148.40
 New Agreement ..................................      $10.25        $32.34        $56.67        $129.04

----------
* These calculations are based on a notional share price at the time of investment of $7.00 per share, with the market price being equal to the Fund's net asset value per share.

     The tables above are intended to assist you in understanding the investment management expenses under the New Agreement, as compared with the fees that would have been payable under the Current Agreement. In each case, assuming that the Fund were to continue to invest in equity securities of Indian companies and that the Fund were to continue in existence for at least two years, the amount payable under the New Agreement would be approximately 86.96% of the amount payable under the Current Agreement. The expenses under the New Agreement could be substantially lower than those described above if the Fund were to hold cash or invest in high quality debt securities rather than invest in equity securities of Indian companies. The expenses under the New Agreement for one year could be substantially higher than either those described in the chart above or those that would have been paid under the Current Agreement if the Fund were to cease doing business shortly after the adoption of the New Agreement; this difference is because of the minimum fee under the New Agreement of $200,000, applicable during its duration. The estimated fee expenses are for comparison purposes only; the actual expenses, the Fund's return and the discount to net asset value at which the Fund's shares trade in the market are all likely to be different from the assumptions used in the table.

     In the fiscal year ended November 30, 2002, the Fund paid $604,058 in investment advisory fees under the Current Agreement. If the New Agreement had been in effect over the same period, the Fund would have paid $525,268 in investment advisory fees, or 86.96% of what it actually did pay.

     Under the New Agreement, AMEU will serve as the Fund's investment adviser, but investment decisions will be made only on direct advice from the investment subadvisers. HSBC Asset Management (India) Private Limited ("AMIN") will serve as the Fund's investment subadviser for investments in equity securities and debt securities, while HSBC Asset Management (Americas) Inc. ("AMUS") will serve as the Fund's investment subadviser for investments in cash and high-quality debt obligations. The effectiveness of the New Agreement is contingent upon the approval by stockholders of Proposal 3, approving the investment subadvisory agreement with AMIN, and Proposal 4, approving the investment subadvisory agreement with AMUS. The Fund will not be obligated to make any payments to AMIN or to AMUS for their services as investment subadvisers to the Fund under the subadvisory agreements. AMEU, not the Fund, will pay AMIN and AMUS under the subadvisory agreements.

     It currently is anticipated that all of the administrative services now being provided to the Fund by UBS Global Asset Management (US) Inc. ("UBS Global AM") and its affiliates under an Administrative Services Agreement will continue to be provided by UBS Global AM if the New Agreement is approved by stockholders at the Meeting. For the fiscal year ended November 30, 2002, the Fund paid $224,932 to UBS Global AM as an administrative fee. This fee is for services including record-keeping and preparation of reports and fund administration.


                          INFORMATION CONCERNING AMEU

     The term "HSBC Asset Management" refers to a group of companies in many countries and territories throughout the world that are engaged in investment advisory and fund management activities and are ultimately owned by HSBC Holdings plc, one of the world's largest banking and financial services organizations. HSBC Holdings plc is a publicly listed company on the London, Hong Kong and New York Stock Exchanges. Headquartered in London, HSBC Holdings plc employs over 215,000 people, in over 9,500 offices in 80 countries and territories. The HSBC Group has interests in banking, merchant banking, securities, insurance, direct investment and investment management.

     Operating through a network of 13 global investment offices and supplemented by a further 10 marketing and client service centers, HSBC Asset Management employs over 300 investment professionals and manages $127 billion of assets for a wide variety of client types. HSBC Asset Management developed the concept of Distributed Funds Management (DFM), managing funds in the geographic region(s) closest to the market within the mandate.

     The following companies of HSBC Asset Management are investment advisors registered with the Securities and Exchange Commission: AMEU (formerly James Capel Fund Managers Limited), HSBC Asset Management (Americas) Inc. (formerly Marinvest Inc.), HSBC Asset Management (Hong Kong) Limited (formerly Wardley Investment Services Limited), HSBC Asset Management (Japan) KK, HSBC Asset Management (Singapore) Limited, HSBC Asset Management (Australia) Limited and HSBC Asset Management (Taiwan) Limited.

     AMEU, a company incorporated in the United Kingdom, is a separate legal entity within HSBC Asset Management. As of February 2003, AMEU managed/advised $36.4 billion in assets, representing 28.6% of all assets under management/advice by HSBC Asset Management. Funds under advice (other than direct management) comprise assets managed by affiliates of HSBC Asset Management for which HSBC Asset Management provides advice in the form of portfolio construction, sector allocations and/or stock list recommendations.


                    CONSIDERATION OF THE BOARD OF DIRECTORS

     The Management Engagement Committee of the Board of Directors (the "MEC") has had numerous discussions over the preceding several years about the performance of the Fund's Investment Manager and the need to minimize the Fund's expenses. At its January 15, 2003 meeting, at the recommendation of the MEC, the Board of Directors determined to renew the Current Agreement only until the date of the Fund's 2003 annual general meeting, then scheduled for May 8, 2003. Immediately thereafter, the Board of Directors and the MEC met to discuss other prospective investment advisers with attractive performance records in the Indian market that could assist the Fund in its efforts to reduce the Fund's expenses. After identifying AMEU as such a candidate, the MEC requested a written proposal from AMEU and met with representatives of AMEU and AMIN to discuss due diligence matters, over the course of four additional meetings. Throughout these discussions, the MEC was advised by independent legal counsel (as defined in Rule 0-1 under the 1940 Act).

     At the request of AMEU, the Board of Directors discussed approval of the New Agreement with AMEU at a meeting held in person on April 10, 2003. (Mr. Eu, who did not vote on the New Agreement, participated in the meeting by telephone, as did Dr. Desai and Mr. Kimber.) In evaluating the New Agreement, the Board of Directors requested and received information from AMEU to assist in its deliberations. The Board of Directors considered the following factors in determining the reasonableness and fairness of the New Agreement:

    o The qualifications of AMEU, AMIN and AMUS to provide investment advisory services to the Fund. The Board of Directors reviewed the credentials and experience of the officers and employees of AMEU, AMIN and AMUS who would provide investment advisory services to the Fund. AMEU and AMIN have significant experience in the Indian equity markets as advisers to the HGIF Indian Equity Fund, described below. Information concerning the names, addresses and principal occupation of the executive officers and directors of AMEU, AMIN and AMUS is attached to this document as Appendix B, D and F respectively.

    o The range of investment advisory services to be provided by AMEU, AMIN and AMUS and the range of advisory services currently provided by AMEU, AMIN and AMUS to their other advisory clients. The Board of Directors reviewed the services to be provided by AMEU, AMIN and AMUS under the New Agreement, and noted that the services were identical in all material respects to those currently provided by JFIMI under the Current Agreement, except for the possible management of cash or high-quality debt obligations if stockholders approve Proposal 5, which was not contemplated in the Current Agreement.

    o The performance record of the Fund. For the year ended November 30, 2002, the Net Asset Value of the Fund declined by 7.1% while the Fund's benchmark rose 1.6%.

    o The performance record of other similar funds advised by AMEU, for which AMIN also provides advisory services. The HGIF Indian Equity Fund, described below, significantly outperformed its benchmark during the calendar year 2002. (However, past performance is no guarantee of future returns.)

    o The lower fee level under the New Agreement in comparison to the fee level under the Current Agreement and the minimum fee under the New Agreement.

    o The profitability and stability of AMEU. The Board of Directors discussed the profitability of AMEU's investment advisory and other activities and its financial condition.

    o The terms of the New Agreement. The Board of Directors noted, as stated above, that the terms of the New Agreement are substantially identical to those of the Current Agreement, except that the terms of the New Agreement provide for management of cash or high-quality debt obligations at a substantially reduced fee, a circumstance not contemplated in the Current Agreement.

     After considering these factors, the Board of Directors, including all five Independent Directors (of whom three were present in person at the meeting), concluded that it is in the best interests of the Fund and its stockholders to approve the New Agreement and the subadvisory agreements that are the subject of Proposal 3 and Proposal 4. The Board of Directors noted that the New Agreement included a minimum fee for AMEU. After discussion with AMEU on its need to ensure recoupment of expenses related to beginning work for the Fund, the Board of Directors agreed that the minimum fee was reasonable in the circumstances. The Board of Directors reached its conclusion to approve these agreements after careful discussion and analysis, throughout which they were advised by independent legal counsel (as defined in Rule 0-1 under the 1940 Act). The Board of Directors believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the New Agreement, the Independent Directors have considered what they believe to be in your best interests.


                       OTHER MUTUAL FUNDS ADVISED BY AMEU

     AMEU currently acts as investment adviser to the HGIF Indian Equity Fund, a sub-fund of HSBC Global Investment Funds, an investment company (Societe d'Investissement a Capital Variable) incorporated in the Grand Duchy of Luxembourg that qualifies as an Undertaking for Collective Investment in Transferable Securities (UCITS) complying with the provisions of Part I of the law of March, 30, 1988 on undertakings for collective investment. The HGIF Indian Equity Fund has the investment objective to "seek long term capital growth through a diversified portfolio of investments in equity and equity equivalent securities of companies registered in, and/or with an official listing on a major stock exchange or other Regulated Market of India, as well as those with significant operations in India. Whilst there are no capitalization restrictions, it is anticipated that the sub-fund will seek to invest across a range of market capitalizations with a bias to medium and large companies." The HGIF Indian Equity Fund had assets of approximately $87.57 million as of April 30, 2003, and it pays a monthly fee to AMEU equal to an annual rate of 0.45% of its monthly average net asset value.


              EFFECT OF STOCKHOLDER APPROVAL OF THE NEW AGREEMENT

     If the New Agreement is approved by stockholders, AMEU will manage the Fund under the Fund's investment policy, whether under the current investment policy or under the investment policy as subsequently amended, pursuant to Proposal 5 below or otherwise.

     If approved, the New Agreement will become effective immediately, subject to approval by stockholders of Proposal 3 and Proposal 4.


              EFFECT OF STOCKHOLDER REJECTION OF THE NEW AGREEMENT

     If the New Agreement is rejected by stockholders, the Fund will be without the services of a professional investment adviser from the time of the Meeting, because JFIMI's resignation will be effective from that time. While the Fund intends to pursue other possible options to retain a professional investment adviser, it can offer no assurance that it will be able to do so. Without the services of a professional investment adviser, the Board of Directors and officers of the Fund would be directly responsible for management of the Fund's assets. Neither the Fund's systems nor the compensation of the Board of Directors were designed in contemplation of the Fund operating without a professional investment adviser. The Board of Directors strongly believes that it is not in the best interests of stockholders for the Fund to be without the services of a professional adviser. Because of certain provisions of the 1940 Act, the Fund can only obtain investment advisory services pursuant to a contract approved by stockholders. Whether the Fund will invest in Indian equities under the current investment policy, invest in high-quality debt obligations under the amended investment policy pursuant to Proposal 5 below, or even liquidate (the possibility of which is discussed in Proposal 5 -- "Effect of Stockholder Approval of the Change in Investment Policy"), the Board of Directors believes that the Fund requires the services of a professional investment adviser to maximize the value of the Fund's assets.

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE FUND AND AMEU.


                                  PROPOSAL 3
          APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT BY AND BETWEEN
             HSBC ASSET MANAGEMENT (EUROPE) LIMITED AND HSBC ASSET
                       MANAGEMENT (INDIA) PRIVATE LIMITED

     The Board of Directors recommends that you approve a Sub-Investment Advisory Agreement (the "Indian Subadvisory Agreement") by and between AMEU and HSBC Asset Management (India) Private

Limited ("AMIN"). Under the Indian Subadvisory Agreement, AMIN will serve as the Fund's investment subadviser for investments in equity securities and debt securities. The Fund will not be obligated to make any payments to AMIN for its services as investment subadviser to the Fund under the Indian Subadvisory Agreement.

     The Board of Directors is asking you to vote on the Indian Subadvisory Agreement because, under the 1940 Act, the Fund may enter into new adviser agreements in this situation only with stockholder approval. The form of the Indian Subadvisory Agreement is attached hereto as Appendix C.

     AMIN is a company incorporated in India under the provisions of the Companies Act, 1956. With offices in five major cities in India and its head office in Mumbai, AMIN is part of the core global asset management business of the HSBC Group. As of February, 2003, AMIN managed/advised $148 million in assets. AMIN provides non-binding investment advice to AMEU for the HGIF India Equity Fund and other funds of the HSBC Group investing in Indian securities. Information concerning the names, ages and principal occupations of the executive officers and directors of AMIN is attached to this document as Appendix D.

     The consideration of the Board of Directors is discussed above under Proposal 2 -- "Consideration of the Board of Directors."

     If approved, the Indian Subadvisory Agreement will become effective immediately, subject to (1) approval by stockholders of Proposal 2 and Proposal 4, and (2) completion of the registration of AMIN as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). AMIN expects to complete registration prior to the date of the Meeting. If such registration has not been completed before the date of the Meeting, the Indian Subadvisory Agreement will only become effective upon completion of such registration.

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE THE SUBADVISORY AGREEMENT BETWEEN AMEU AND AMIN.


                                  PROPOSAL 4
          APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT BY AND BETWEEN
             HSBC ASSET MANAGEMENT (EUROPE) LIMITED AND HSBC ASSET
                           MANAGEMENT (AMERICAS) INC.

     The Board of Directors recommends that you approve a Sub-Investment Advisory Agreement (the "Cash Subadvisory Agreement") by and between AMEU and HSBC Asset Management (Americas) Inc. ("AMUS"). Under the Cash Subadvisory Agreement, AMUS will serve as the Fund's investment subadviser for investments in cash and high-quality debt obligations. The Fund will not be obligated to make any payments to AMUS for its services as investment subadviser to the Fund under the Cash Subadvisory Agreement.

     The Board of Directors is asking you to vote on the Cash Subadvisory Agreement because, under the 1940 Act, the Fund may enter into new adviser agreements in this situation only with stockholder approval. The form of the Cash Subadvisory Agreement is attached hereto as Appendix E.

     AMUS is a separate legal entity within HSBC Asset Management. As of February, 2003, AMUS managed/advised $10.46 billion in assets, representing 8.22% of all assets under management/advice by HSBC Asset Management. Information concerning the names, ages and principal occupations of the executive officers and directors of AMUS is attached to this document as Appendix F.

     The consideration of the Board of Directors is discussed above under Proposal 2 -- "Consideration of the Board of Directors."

     If approved, the Cash Subadvisory Agreement will become effective immediately, subject to approval by stockholders of Proposal 2 and Proposal 3.

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE THE SUBADVISORY AGREEMENT BETWEEN AMEU AND AMUS.

                                  PROPOSAL 5
                          CHANGE IN INVESTMENT POLICY

     It is the Fund's current policy under normal conditions to invest at least 80% of its assets in common stock, preferred stock and equity-related securities (including convertible debt obligations, warrants and rights), and in the depositary receipts representing such stock and other securities (collectively, "equity securities"), issued by "Indian companies." The Fund defines Indian companies as companies (a) that are organized under the laws of India or for which the principal securities trading market is in India or (b) that have 50% or more of their assets in, or derive 50% or more of their revenues or profits from, India. To the extent that the balance of the Fund's assets are not invested in equity securities issued by Indian companies, the Fund's policy is to invest in Indian debt securities, equity securities of "Region companies," and certain high-quality debt obligations. The Fund defines Region companies as companies that are (a) organized under the laws of Pakistan, Sri Lanka or Bangladesh (the "Region countries") or for which the principal securities trading market is in a Region country or (b) that have 50% or more of their assets in, or derive 50% or more of their revenues or profits from, a Region country.

     Thus, under the Fund's current investment policy and under normal conditions, the Fund is permitted to invest up to 20% of its assets in high-quality debt obligations. The Fund defines high-quality debt obligations as (a) obligations of the U.S. government, its agencies or instrumentalities (including repurchase agreements with respect to these obligations); (b) obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. banks and banks organized and existing under the laws of countries that are members of the Organization for Economic Cooperation and Development (the "OECD") (including repurchase agreements with respect to these obligations); (c) obligations denominated in any currency issued by international development institutions, OECD member governments and their agencies and instrumentalities (including repurchase agreements with respect to these obligations); and (d) obligations of U.S. and other corporations that are rated no lower than A-2 by Standard & Poor's Ratings Group or P-2 by Moody's Investors Service, Inc., or the equivalent by another ratings service or, if unrated, determined by the Fund's investment adviser to be of equivalent quality.

     The Fund's current investment policy applies only under normal conditions. The Fund may, therefore, in certain circumstances invest a lower percentage of its assets in investments tied economically to India. For example, the Fund could, as a temporary defensive position, invest a lower percentage in assets economically tied to India in order to avoid losses in response to adverse market, economic, political or other conditions. As described below, uncertainty in the interpretation of Indian tax law gives rise to the possibility that Indian tax authorities could present the Fund with a demand for back taxes, interest and penalties in amounts yet to be determined. This uncertainty over the Indian tax status of the Fund also affects the tax treatment of profits of the Fund in future years as long as it remains unresolved and creates conditions for the operation of the Fund in India that are not "normal." Accordingly, the Board of Directors do not consider the Fund to be operating currently under normal conditions. Nevertheless, the Board of Directors is recommending adoption of Proposal 5 to make the Fund's investment policy explicitly clear that situations such as the current uncertainty over the status of the Fund under the India-Mauritius tax treaty (the "Tax Treaty") would allow the Fund to invest less than 80% of its assets in equity securities of Indian companies. As discussed below, the Fund's liability for Indian taxes in the event of a liquidation could approach the level of the Fund's total assets; in this situation, the Board of Directors believes that eliminating the Fund's exposure to the market risk associated with Indian equity securities may be prudent.


                THE PROPOSED AMENDMENT TO THE INVESTMENT POLICY

     Under the new investment policy, if approved, the Fund may invest less than 80% of its assets in equity securities issued by Indian companies, and more than 20% of its assets in Indian debt securities, equity securities of Region companies, and certain high-quality debt obligations, whenever the Board of Directors determines that the Fund is not operating under normal conditions and it would be in the best interests of the stockholders. The Fund would make a public announcement if the Board of Directors were to make such a determination. The Board has already determined that the current conditions are not normal and that it would be in the best interests of the stockholders for the Fund to invest less than 80% of its assets in equity securities of Indian companies. As explained more fully below, if this proposal is adopted, the Fund will sell its portfolio of Indian equity securities as quickly as commercially practical and invest substantially all of the Fund's assets in high-quality debt obligations.

               ALTERNATIVES CONSIDERED AND REJECTED BY THE BOARD

     The Board of Directors considered presenting a proposal to cease doing business as an investment company and liquidate the Fund as an alternative to Proposal 5. In considering liquidation, as opposed to continuing the Fund as a going concern, the Board of Directors consulted with the Fund's tax and accounting advisers and with Indian government officials regarding the effects of the uncertainty over the status of the Fund under the Tax Treaty, focusing on the application of certain provisions of Indian law in the liquidation context. In the event of a liquidation, the Fund would be required to report its planned liquidation to the Indian tax authorities. In the context of a liquidation, the Indian tax authorities would have the right to require the Fund to retain an amount determined by them as the possible amount of tax (including possible interest and penalties) that would be owed by the Fund for the current as well as earlier tax years without the benefit of the Tax Treaty. The need to retain funds in the event of a liquidation is based on the previously disclosed uncertainty regarding the Fund's ability to rely on its status as a Mauritius tax resident under the Tax Treaty. After considerable discussion, the Board of Directors concluded that liquidation of the Fund would not be in the best interests of the stockholders while uncertainty over the Fund's tax status remains unresolved and the amount the stockholders might receive in a liquidation of the Fund remains undeterminable.

     The exact amount required to be retained in the event of a liquidation, if one were to be conducted while this issue remains unsettled, would not be determinable until the liquidation was initiated. The lowest possible amount would be zero, but based on the case of another foreign fund with Indian holdings relying on the Tax Treaty that recently liquidated, the Board believes this is unlikely. If Tax Treaty benefits were not available to the Fund in the context of a liquidation, it is possible that the Fund would be required to retain only taxes (not including interest or penalties); the lowest likely amount estimated by the Fund's Indian tax advisers, SR Batliboi & Co. ("SRB" -- a member firm of Ernst & Young Global) is approximately $7.1 million. However, the smallest amount likely to be required to be retained in the event of a liquidation, if one were to be conducted, includes interest up through the date of assessment; this amount (taxes plus interest, but excluding additional interest and penalties), calculated by SRB through March 31, 2003, would equal approximately $10.1 million. The Fund estimates that this amount would be approximately 20.6% of the Fund's total assets as of March 31, 2003. The Board has also been advised of additional amounts of interest and penalties that could be required to be retained in the event of a liquidation. The highest such amount the Fund could be required to retain, including the maximum amount of interest and penalties that may be imposed, could be substantially all of the Fund's total assets. The Board of Directors believes that there is considerable uncertainty among the amounts that the Fund could be required to retain in the event of a liquidation.

     This retained amount, plus additional amounts that the Fund might need to contest or appeal on assessments would not be available for distribution to stockholders until tax authorities in India have completed their final assessment of the Fund's Indian tax returns and/or the Fund's appeals against such assessments have been conclusively settled with the relevant courts of India. Given the size and uncertainty regarding the amount that would have to be retained and the uncertain timing for final resolution of any retained amount, the Board of Directors has decided that liquidation of the Fund at this time would not be in the best interests of the Fund's stockholders. An important element of the Board's analysis of this situation that contributed to its decision not to propose the liquidation of the Fund at this time was the possibility that, by not liquidating now, the Fund could participate in and possibly benefit from efforts by other investors to have the issues in respect of the Tax Treaty resolved favorably to the Fund and similarly situated investors. The Board of Directors is committed to reconsidering proposing liquidation of the Fund to the Fund's stockholders once the Fund's ability to rely on its status as a tax resident of Mauritius under the Tax Treaty is clarified. Given the Board's commitment to reconsider the Fund's liquidation at that time, the Fund may never reinvest in equity securities of Indian companies if Proposal 5 is adopted but may instead hold the Fund's assets in cash and high-quality debt obligations pending a determination on the Fund's liquidation.


       EFFECT OF STOCKHOLDER APPROVAL OF THE CHANGE IN INVESTMENT POLICY

     If Proposal 5 is approved, the Board of Directors will sell the Fund's current portfolio of Indian equity securities as quickly as commercially practical and invest substantially all of the Fund's assets in high-quality debt obligations pending the resolution of the uncertainty over the status of the Fund under the Tax Treaty. It is not clear when such uncertainty will be resolved. Litigation to which the Fund is not a party is now awaiting a decision from the Supreme Court of India. A decision favorable to foreign investors such as the Fund could resolve the uncertainty immediately, but other possible decisions by the court could postpone the resolution of the uncertainty for months or possibly years. An unfavorable decision could mean that the Fund would no longer be able to rely on its tax residency certificate issued by the Mauritius government as conclusive evidence of its eligibility for benefits under the Tax Treaty. The Fund continues to comply with the requirements of the Tax Treaty, be a tax resident of Mauritius (including by having two directors who are resident in Mauritius) and maintain that its central management and control reside in Mauritius. The Board therefore believes that it should be able to obtain the benefits of the Tax Treaty, but the ultimate effectiveness of these steps remains uncertain.

     The Fund cautions stockholders and potential stockholders of the Fund that the Fund's potential liability to the Indian tax authorities and the requirement to retain an amount to be specified by the Indian tax authorities in the event of the Fund's liquidation would remain even after adoption of Proposal 5 and a sale of the Fund's holdings of equity securities of Indian companies. If the Fund is ultimately not permitted to claim the benefits of the Tax Treaty, it could be required to pay some or all of the retained amounts in respect of the tax obligations.

     If approved, the amendment to the investment policy of the Fund will become effective immediately.

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO AMEND THE INVESTMENT POLICY OF THE FUND.


                            ADDITIONAL INFORMATION

                             AUDIT COMMITTEE REPORT

     Notwithstanding anything to the contrary set forth in any of the Fund's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Fund under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings nor future filings made by the Fund under those statutes.


 (1) MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

     The Audit Committee consists of Mr. Julian M.I. Reid, Mr. Jean Jocelyn de Chasteauneuf, Dr. Ashok V. Desai, Mr. Timothy R.H. Kimber and Mr. E.L. Rene Noel. Each of the members of the Audit Committee is independent as defined under the rules of the New York Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors.

     The primary purpose of the Audit Committee is to assist the Board in monitoring the integrity of the financial statements of the Fund, the compliance by the Fund with legal and regulatory requirements, and the independence and performance of the Fund's external accountants. The Audit Committee met two times during the Fund's fiscal year 2002, with each committee member attending both meetings except for Mr. de Chasteauneuf who attended one of the two meetings.


 (2) REVIEW OF THE FUND'S AUDITED FINANCIAL STATEMENTS FOR FISCAL YEAR 2002

     The Audit Committee has conducted specific oversight activities with respect to the Fund's audited financial statements for its fiscal year 2002. The Audit Committee has also reviewed and discussed them with the Investment Adviser. The Audit Committee has discussed with PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

     At its meeting on October 16, 2002, the Audit Committee has also received the written disclosures and the letter from PwC required by Independence Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of PwC with that firm.

     Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that audited financial statements for its fiscal year 2002 be included in the Fund's annual report to shareholders required by Section 30(e) of the 1940 Act, and filed with the SEC as required by Rule 30d(1) under the 1940 Act.

Audit Committee
Julian M.I. Reid
Jean Jocelyn de Chasteauneuf, Chairman
Ashok V. Desai
Timothy R.H. Kimber
E.L. Rene Noel


                            INDEPENDENT ACCOUNTANTS

     PwC has been selected as the independent accountants by the Board, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act), to audit the accounts of the Fund for and during the period December 1, 2001 through November 30, 2002 ("Fiscal Year 2002"). PwC served as independent accountants of the Fund for Fiscal Year 2001. The Board does not know of any direct or indirect financial interest of PwC in the Fund.

     A representative of PwC will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to answer questions.

     During Fiscal Year 2002, PwC performed various professional services for the Fund, including the examination of the financial statements of the Fund for that year. PwC has also been engaged to prepare the Fund's corporate tax returns for Fiscal Year 2002.

     The Audit Committee of the Board recommended the selection of PwC as independent accountants for Fiscal Year 2002 and approved and ratified both the audit and non-audit services provided by the firm and the related fees.

AUDIT FEES

     The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements for Fiscal Year 2002 was $57,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no financial information systems design and implementation services rendered by PwC to the Fund, its Investment Adviser, or any entity controlling, controlled by or under common control with the Investment Adviser that provide services to the Fund for Fiscal Year 2002.

ALL OTHER FEES

     The aggregate fees billed for all other audit and non-audit services, including fees for the tax-related services rendered by PwC to the Fund, its Investment Adviser, or any entity controlling, controlled by or under common control with the Investment Adviser that provide services to the Fund for the Fiscal Year 2002 was $16,200 and is broken down as follows:

Audit fees billed to the Fund's Investment Adviser         $6,000

Statutory audit fees billed to the Fund by PwC Mauritius   $4,600

Fees for tax-related services billed to the Fund           $5,600

     The Audit Committee has considered whether the provision of non-audit services provided by PwC is compatible with the maintenance of its independence.


                             THE INVESTMENT ADVISER

     The Fund's Investment Adviser is JF International Management Inc., which was incorporated in the British Virgin Islands in 1992 and is registered as an investment adviser under the Investment Advisers Act. The Investment Adviser's principal address is 21/F, Chater House, 8 Connaught Road Central, Hong Kong.

                               THE ADMINISTRATOR

     The Fund's Administrator is UBS Global Asset Management (US) Inc., whose address is 51 W. 52nd Street, New York, NY 10019.


                           CHANGE IN THE FUND'S NAME

     Under the Current Agreement, the Fund is obligated to promptly cease use of "Jardine Fleming", "JF" and the Jardine Fleming logo upon termination of the Current Agreement. Consequently, following the date of JFIMI's resignation, the Fund expects to promptly announce a new name and a new New York Stock Exchange trading symbol.


                       DEADLINE FOR STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 2004 Annual Meeting of the Stockholders of the Fund must be received by November 2, 2003, to be included in the Proxy Statement for that meeting. The Fund expects the 2004 Annual Meeting will be held in May of 2004.


                                 OTHER MATTERS

     The Board of Directors of the Fund knows of no other matters to be presented for action at the Meeting other than those mentioned above; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Fund.

     All proxies received will be voted in favor of all of the proposals unless otherwise directed therein.

     THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF THE ANNUAL REPORT TO STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH REPORTS SHOULD BE DIRECTED TO:

   MR. KEVIN MAHONEY
   C/O UBS GLOBAL ASSET MANAGEMENT (US) INC.
   51 W. 52ND STREET
   NEW YORK, NY 10019

                                        By order of the Board of Directors

                                                 /s/ Julian Reid
                                                     -----------
                                                     Julian Reid
                                                      Chairman

                                                                     APPENDIX A


                 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Agreement, dated and effective as of June 3, 2003, between JARDINE FLEMING INDIA FUND, INC., a Maryland Corporation (herein referred to as the "Fund"), and HSBC ASSET MANAGEMENT (EUROPE) LIMITED, registered in the United Kingdom and authorized and regulated by the Financial Services Authority and also registered with the Securities and Exchange Commission as an Investment Adviser pursuant to Section 203 of the Investment Advisers Act of 1940 of the United States of America ("AMEU").

WITNESSETH: That in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:

1. AMEU hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund; to prepare and make available to the Fund research and statistical data in connection therewith; to purchase and sell securities and other assets for the Fund; to supervise and manage the acquisition and disposition of securities by the Fund, including, subject to the provisions of paragraph 2, the selection of brokers or dealers to carry out transactions; to determine how voting and other rights with respect to portfolio securities of the Fund shall be exercised, and to exercise such rights; in each case with complete discretion, subject to the control of the Fund's Board of Directors and in accordance with the Fund's investment objective and policies; (ii) to furnish a continuous investment program for the Fund and supervise continuously the Fund's investment portfolio; (iii) to assist the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors; (iv) to pay the reasonable salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's directors as are directors, officers or employees of AMEU, provided, however, that the Fund, and not AMEU, shall bear travel expenses or an appropriate fraction thereof of directors and officers of the Fund who are managing directors, officers or employees of AMEU to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof and provided, further, that the Board of Directors of the Fund may approve reimbursement to AMEU of expenses paid by AMEU on behalf of the Fund (other than expenses related to the provision of investment advice pursuant to this Agreement or the provision of services provided by the Fund's administrator, registrar or transfer agent). AMEU shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to AMEU in this paragraph 1. In particular, but without limiting the generality of the foregoing, AMEU shall not be responsible, except to the extent of the compensation of such of the Fund's employees as are directors, officers or employees of AMEU whose services may be involved (and subject to the second proviso of the preceding sentence), for the following expenses of the Fund: legal fees and expenses of counsel (United States, India, Mauritius and Hong Kong) to the Fund (including such expenses incurred in connection with the determination of the Fund's obligations under the Investment Company Act of 1940 (the "Investment Company Act") and its authority to make investments thereunder, or as a result of amendments to this Agreement caused by changes of law or changes in the Articles of Incorporation and Bylaws of the Fund); auditing and accounting expenses and associated costs of maintaining books and accounts of the Fund; taxes and governmental fees; listing fees and other fees, costs and expenses related to the Fund's listing on the New York Stock Exchange and other exchanges; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodian, subcustodians, transfer agents and registrars; fees and expenses with respect to administration; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses incurred in connection with complying with the law of each country or territory in which the Fund invests; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; costs of stationery; any litigation expenses; and costs of shareholders' and other meetings.

2. AMEU is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such securities dealers as may, in the judgment of AMEU, implement the policy of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, such firm's general execution and operational facilities and such firm's risk in positioning the securities involved. Consistent with this policy, AMEU is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by AMEU to be useful or valuable to the performance of its investment advisory functions for the Fund, provided that in connection with portfolio transactions with a dealer compensation may not be paid to such dealer for providing investment research or other non-execution services.

3. In connection with the rendering of the services required under paragraph 1, AMEU may contract with or consult with such banks, other securities firms or other parties in India or elsewhere as it may deem appropriate to obtain additional advisory information and advice, including investment recommendations, advice regarding economic factors and trends and advice as to currency exchange matters, but, subject to Paragraph 2, any fee, compensation or expenses to be paid to any such parties shall be paid by AMEU and no obligation shall be incurred on the Fund's behalf in any such respect.

4. The Fund agrees to pay in United States dollars to AMEU, as full compensation for the services to be rendered and expenses to be borne by AMEU hereunder, an annual fee equal to the sum of (i) 0.2% in respect of the Fund's assets that are cash or high quality debt obligations and (ii) 1.0% in respect of all other assets of the Fund, subject to a minimum aggregate fee of US$200,000 over the life of the contract. The annual fee will be based on the value of the weekly net assets of the Fund, accruing weekly and payable monthly. For the purpose of computing the fee, the weekly net assets of the Fund shall be determined as of the close of business in India on the last business day of each week or on such other day as the directors of the Fund may determine, and shall be deemed to be the weekly net assets for the period from the day first following the day such weekly net assets were last computed, up to and including the day of such computation. The fee from the date hereof to the end of the week shall be pro rated according to the proportion which such period bears to the full weekly period. Upon the termination of this Agreement before the end of any such week, such fee for such part of such week shall be pro rated according to the proportion which such period bears to the full weekly period, and shall be payable on the date of termination of this Agreement. Each monthly payment of fees to AMEU shall be made on the first business day of each month following the day as of which the last weekly payment for such period is computed. As used in this Section 3, "business day" shall mean a day other than a Saturday or Sunday upon which commercial banks are open for normal banking business in India.

5. Nothing contained herein shall be construed as prohibiting AMEU or its affiliated persons from providing investment advisory services to, or entering into investment advisory agreements with other clients (including other registered investment companies), including clients which may invest in securities of Indian companies (as defined in the Fund's prospectus dated March 3, 1994) or prohibiting AMEU or such affiliated persons from using (in providing such services) information furnished to AMEU or such affiliated persons as the case may be, as contemplated by Section 2 of this Agreement (in the case of AMEU), or otherwise (in the case of such affiliated persons). In addition, the Fund acknowledges that AMEU and certain of its affiliates may, from time to time, make recommendations which result in the purchase or sale of a particular security by certain of such other clients simultaneously with the Fund, and consequently, that there may be an adverse effect on price or quantity of such securities available to the Fund. The Fund hereby confirms that it has no objection to AMEU purchasing or selling securities in such circumstances, provided, however, that in such circumstances AMEU and such affiliated persons will allocate advisory recommendations and place orders for the purchase and sale of such securities in a manner that is deemed equitable by AMEU and such affiliates to the accounts involved, including to the Fund. The Fund acknowledges that the persons employed by AMEU to assist in the performance of AMEU's duties hereunder will not devote their full time to such service, and nothing contained herein shall be deemed to limit or restrict the right of AMEU or any affiliate of AMEU to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, nor except as explicitly provided herein, shall anything herein be construed as constituting AMEU as agent of the Fund.

6. AMEU may rely on information reasonably believed by it to be accurate and reliable. Neither AMEU nor its officers, directors, employees, agents or controlling persons as defined in the Investment Company Act shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of wilful misfeasance, bad faith or gross negligence on the part of AMEU in the performance of its duties or by reason of reckless disregard on the part of AMEU of its obligations and duties under this Agreement. Any person, even though also employed by AMEU, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of AMEU.

7. The Fund agrees to indemnify AMEU from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (collectively "Claims") which may be imposed on, incurred by or asserted against AMEU as a result of or in connection with the exercise, performance of, or failure to exercise or perform the functions, obligations, duties, discretion or privileges of AMEU hereunder except to the extent that such Claims arise by reason of AMEU's bad faith, wilful misfeasance or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder.

8. This Agreement shall remain in effect for a period of two years from the date hereof, and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are neither parties to this Agreement nor "interested persons" of the Fund or of AMEU or of any entity regularly furnishing advisory services with respect to the Fund pursuant to an agreement with AMEU ("disinterested directors"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund.

    This Agreement may nevertheless be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by AMEU. Any such notice shall be deemed given when received by the addressee. This Agreement shall automatically be terminated in the event of its assignment, provided, however, that a transaction which does not, in accordance with the Investment Company Act, result in a change of actual control or management of AMEU's business shall not be deemed to be an assignment for the purposes of this Agreement.

9. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto other than pursuant to
    Section 8. It may be amended by mutual agreement.

10. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the Investment Company Act. As used herein, the terms "interested persons", "affiliated persons", "assignment", and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act.

11. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by mailing such notice, air mail postage prepaid, on the day on which such telex or facsimile is sent to the address set forth below) to the following address or telex or facsimile numbers:

    (a) if to HSBC Asset Management (Europe) Limited, to the attention of Mr. Stephen Mant, 10 Lower Thames Street, London EC3R 6AE and


    (b) if to the Fund, to the attention of Paul Schubert, c/o UBS Global Asset Management (US) Inc., 51 West 52nd Street, 21st Floor, New York, NY 10019

    or to such other address as to which the recipient shall have informed the other party in writing.

    Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by telex or facsimile and mail, on the date on which such telex or facsimile and confirmatory letter are sent.

    Instructions directly relating to the discretionary management of the Fund's assets shall not be delivered by facsimile.

12. Each party hereto irrevocably agrees that any suit, action or proceeding against AMEU or the Fund arising out of or relating to this Agreement shall be subject exclusively to the jurisdictions of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof in English by registered or certified mail, postage prepaid, to their respective addresses as set forth in this Agreement.

    To the extent that any party hereto may now or hereafter be entitled, in any jurisdiction in which judiciary proceedings may at any time be commenced with respect to this Agreement, to claim for itself or its revenues or properties any immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from set-off, banker's lien, counterclaim or any other legal process or remedy with respect to its obligations under this Agreement and/or to the extent that in such jurisdiction there may be attributed to any such party such an immunity (whether or not claimed), each party hereto hereby to the fullest extent permitted by applicable law irrevocably agrees not to claim, and hereby to the fullest extent permitted by applicable law expressly waives, any such immunity, including without limitation, a complete waiver of immunity pursuant to the United States Foreign Sovereign Immunities Act.

13. AMEU gives no warranty as to the performance or profitability of the Fund's assets, either absolutely or as against the stated benchmark, or that the investment objective will be successfully accomplished.

14. Under the Rules of the Financial Services Authority in the UK, AMEU is categorizing the Fund as an intermediate customer.

IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.



                                    JARDINE FLEMING INDIA FUND, INC.

                                    By:
                                        --------------------------------------

                                    Name:
                                          ------------------------------------

                                    Title:
                                          ------------------------------------



                                    HSBC ASSET MANAGEMENT (EUROPE) LIMITED

                                    By:
                                        --------------------------------------

                                    Name:
                                          ------------------------------------

                                    Title:
                                          ------------------------------------

                                                                     APPENDIX B

Directors of HSBC Asset Management (Europe) Limited

------------------------------------------------------------------------------------------------
         NAME (AGE)               POSITION            PRINCIPAL OCCUPATION OVER LAST 5 YEARS
------------------------------------------------------------------------------------------------
 Alain Dromer (49)            Director           February 2001 to date
 7 Brompton Square            February 2001      CEO, HSBC Asset Management Limited
 London, SW3 2AA                                 1998 to 2001
 United Kingdom                                  Group Executive Vice President, CCF
                                                 1996 to 2001
                                                 CEO, CCF Asset Management Group
------------------------------------------------------------------------------------------------
 Dean Buckley (42)            Director (CEO)     Last 5 years
 Stonecrop, Home Farm         May 1995           Director, HSBC Asset Management (Europe)
 Lane                                            Limited
 Gt Addington
 Kettering,
 Northamptonshire, NN14
 6BL United Kingdom
------------------------------------------------------------------------------------------------
 Michelle Douglas-Mann        Director           June 2000 to date
 (41)                                            Director, HSBC Asset Management (Europe)
 27 Beaufort Mansions,                           Limited
 Beaufort Street                                 1998 to May 2000
 London, SW3 5AG                                 Head of HR, HSBC Asset Management (Europe)
 United Kingdom                                  Limited
------------------------------------------------------------------------------------------------
 Peter Smith (42)             Director           June 2000 to date
 The Old Vicarage, The        June 2000          Director, HSBC Asset Management (Europe)
 Street                                          Limited
 Sissinghurst, Kent, TN12                        From 1998 to June 2000
 2JL United Kingdom                              Head of Fixed Income, CIBC Oppenheimer
------------------------------------------------------------------------------------------------
 Guillermo Maldonado-         Director           April 2002 to date
 Codina (39)                  May 1995           CEO, HSBC Alternative Investments Limited
 8 Princes Gate Mews                             May 1995 to date
 London, SW7 2PS                                 Director, HSBC Asset Management (Europe)
 United Kingdom                                  Limited
------------------------------------------------------------------------------------------------
 Andrew Fletcher              Director           Last 5 years
 50 Madeley Rd                November 1995      Director, HSBC Asset Management (Europe)
 Ealing, London, W5                              Limited
 2LU United Kingdom
------------------------------------------------------------------------------------------------
 Christophe de Backer         Director           January 2001 to date
 (41)                         June 2001          Senior Executive Vice President, Head of Asset
 32 Avenue Charles                               Management and Insurance, CCF
 Floquet                                         February 2001 to date
 75007 Paris, France                             Chairman and CEO, HSBC Asset Management
                                                 (Europe) SA
                                                 October 1998 to December 2000
                                                 Chairman and CEO, CCF Securities
                                                  995 to September 1998
                                                 Managing Director, CCF Securities
------------------------------------------------------------------------------------------------

                                                                      APPENDIX C


                       SUB-INVESTMENT ADVISORY AGREEMENT
                    HSBC ASSET MANAGEMENT (EUROPE) LIMITED
                            10 LOWER THAMES STREET
                                LONDON EC3R 6AE


                                                                   June 3, 2003


HSBC Asset Management (India) Private Limited
52/60 Mahatma Gandhi Road
Fort
Mumbai 400 001
India


Ladies and Gentlemen:

As you are aware, Jardine Fleming India Fund, Inc. (the "Fund") employs HSBC Asset Management (Europe) Limited (the "Adviser") to act as its investment adviser pursuant to a written agreement (the "Investment Advisory and Management Agreement"), a copy of which has been furnished to you. The Adviser desires to employ you to act as a sub-investment adviser to the Fund.

Subject to the supervision and approval of the Adviser, you will provide investment management of that portion of the Fund's portfolio as the Adviser determines from time to time (the "sub-advised assets"). Your advisory duties and responsibilities hereunder shall pertain only to the sub-advised assets. You will perform such activity in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus as from time to time in effect. In connection therewith, you will supervise the Fund's investment in the sub-advised assets and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of such assets. You will furnish to the Adviser or the Fund such statistical information, with respect to the sub-advised assets, as the Adviser or the Fund may reasonably request. The Fund and the Adviser wish to be informed of important developments materially affecting the Fund's portfolio and shall expect you, on your own initiative, to furnish to the Fund or the Adviser from time to time such information as you may believe appropriate for this purpose.

You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Fund or the Fund's security holders to which you would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder. The Fund is expressly made a third party beneficiary of this Agreement with rights to the same extent as if it had been a party hereto.

In consideration of services rendered pursuant to this Agreement, the Adviser will pay you out of the investment advisory and management fee the Adviser receives from the Fund and only to the extent thereof, an annual fee equal to fifty percent of the fee which the Adviser receives pursuant to the Investment Advisory and Management Agreement with respect to the sub-advised assets. Each payment of fees by the Adviser to you shall be made at such time as you and the Adviser shall agree.

You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Fund (other than those borne by the Adviser) will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: legal fees and expenses of counsel (United States, India, Mauritius and Hong Kong) to the Fund (including such expenses incurred in connection with the determination of the Fund's obligations under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its authority to make investments thereunder, or as a result of amendments to this Agreement caused by changes of law or changes in the Articles of Incorporation and Bylaws of the Fund); auditing and accounting expenses and associated costs of maintaining books and accounts of the Fund; taxes and governmental fees; listing fees and other fees, costs and expenses related to the Fund's listing on the New York Stock Exchange and other exchanges; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodian, subcustodians, transfer agents and registrars; fees and expenses with respect to administration; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses incurred in connection with complying with the law of each country or territory in which the Fund invests; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; costs of stationery; any litigation expenses; and costs of shareholders' and other meetings.

The Adviser understands that you now act, and that from time to time hereafter you may act, as investment adviser or sub-investment adviser to one or more investment companies and fiduciary or other managed accounts, and the Adviser has no objection to your so acting, provided that when purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you which have available funds for investment, the available securities will be allocated in a manner believed by you to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except for a loss resulting from wilful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.

This Agreement shall continue until June 2, 2005, and thereafter shall continue automatically for successive annual periods ending on June 2 of each year, provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company
Act) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty (i) by the Adviser upon 60 days' notice to you, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's shares upon 60 days' notice to you, or (iii) by you upon not less than 90 days' notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the Investment Company Act). In addition, notwithstanding anything herein to the contrary, if the Investment Advisory and Management Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Investment Advisory and Management Agreement terminates.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.



                                      Very truly yours,

                                      HSBC ASSET MANAGEMENT (EUROPE) LIMITED

                                      By:
                                          ----------------------------------


Accepted:

HSBC Asset Management (India) Private Limited

By:
    -----------------------------------------

                                                                     APPENDIX D

Directors of HSBC Asset Management (India) Limited

---------------------------------------------------------------------------------------------------
 NAME (AGE)                        POSITION     PRINCIPAL OCCUPATION OVER LAST 5 YEARS
---------------------------------------------------------------------------------------------------
 Niall S. K. Booker (44)           Chairman     Chief Executive Officer, India -- The Hongkong and
   11 Bishopsgate                               Shanghai Banking Corporation Limited
   61 Bhulabhai Desai Road
   Mumbai 400 026
---------------------------------------------------------------------------------------------------
 Sanjiv Duggal (39)                Director     Director & Chief Investment Officer -- HSBC Asset
   Flat No. 111 Apsara CHS Ltd                  Management (India) Private Limited
   NCPA Complex                                 Ex-Head of Equities, Indian Subcontinent -- HSBC
   Nariman Point                                Asset Management (Europe) Limited
   Mumbai 400 021
---------------------------------------------------------------------------------------------------
 Nawshir Khurody (66)              Director     Chairman -- Tata Infomedia Limited
   12 A Darbhanga Mansion                       Ex-CEO & MD -- Voltas Limited
   Carmicheal Road                              Ex-CEO & MD -- Merind Limited
   Mumbai 400 026
---------------------------------------------------------------------------------------------------
 Vithal Palekar (67)               Director     Ex-Chairman and Managing Director -- Johnson &
   415 Samudra Mahal                            Johnson Limited
   Worli                                        Partner -- Borkar & Muzumdar, Chartered
   Mumbai 400 018                               Accountants
---------------------------------------------------------------------------------------------------
 Jagjit Lal Pasricha (64)          Director     President, Multiple Sclerosis Society of India
   4B Sunny Side                                Ex-Joint Managing Director -- Motor Industries
   Bride Street                                 Company Limited, MICO Bosch Group
   Bangalore 560 025
---------------------------------------------------------------------------------------------------
 Peter J. Valentine (50)           Director     Chief Executive Officer -- HSBC Insurance Services
   16 Hill Park                                 (India) Private Limited
   A G Bell Road
   Malabar Hill
   Mumbai 400 006
---------------------------------------------------------------------------------------------------

                                                                      APPENDIX E


                       SUB-INVESTMENT ADVISORY AGREEMENT
                    HSBC ASSET MANAGEMENT (EUROPE) LIMITED
                            10 LOWER THAMES STREET
                                LONDON EC3R 6AE


                                                                   JUNE 3, 2003


HSBC Asset Management (Americas) Inc.
452 Fifth Avenue
New York, New York 10018


Ladies and Gentlemen:

As you are aware, Jardine Fleming India Fund, Inc. (the "Fund") employs HSBC Asset Management (Europe) Limited (the "Adviser") to act as its investment adviser pursuant to a written agreement (the "Investment Advisory and Management Agreement"), a copy of which has been furnished to you. The Adviser desires to employ you to act as a sub-investment adviser to the Fund.

Subject to the supervision and approval of the Adviser, you will provide investment management of that portion of the Fund's portfolio as the Adviser determines from time to time (the "sub-advised assets"). Your advisory duties and responsibilities hereunder shall pertain only to the sub-advised assets. You will perform such activity in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus as from time to time in effect. In connection therewith, you will supervise the Fund's investment in the sub-advised assets and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of such assets. You will furnish to the Adviser or the Fund such statistical information, with respect to the sub-advised assets, as the Adviser or the Fund may reasonably request. The Fund and the Adviser wish to be informed of important developments materially affecting the Fund's portfolio and shall expect you, on your own initiative, to furnish to the Fund or the Adviser from time to time such information as you may believe appropriate for this purpose.

You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Fund or the Fund's security holders to which you would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder. The Fund is expressly made a third party beneficiary of this Agreement with rights to the same extent as if it had been a party hereto.

In consideration of services rendered pursuant to this Agreement, the Adviser will pay you out of the investment advisory and management fee the Adviser receives from the Fund and only to the extent thereof, an annual fee equal to fifty percent of the fee which the Adviser receives pursuant to the Investment Advisory and Management Agreement with respect to the sub-advised assets. Each payment of fees by the Adviser to you shall be made at such time as you and the Adviser shall agree.

You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Fund (other than those borne by the Adviser) will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: legal fees and expenses of counsel (United States, India, Mauritius and Hong Kong) to the Fund (including such expenses incurred in connection with the determination of the Fund's obligations under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its authority to make investments thereunder, or as a result of amendments to this Agreement caused by changes of law or changes in the Articles of Incorporation and Bylaws of the Fund); auditing and accounting expenses and associated costs of maintaining books and accounts of the Fund; taxes and governmental fees; listing fees and other fees, costs and expenses related to the Fund's listing on the New York Stock Exchange and other exchanges; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodian, subcustodians, transfer agents and registrars; fees and expenses with respect to administration; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses incurred in connection with complying with the law of each country or territory in which the Fund invests; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; costs of stationery; any litigation expenses; and costs of shareholders' and other meetings.

The Adviser understands that you now act, and that from time to time hereafter you may act, as investment adviser or sub-investment adviser to one or more investment companies and fiduciary or other managed accounts, and the Adviser has no objection to your so acting, provided that when purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you which have available funds for investment, the available securities will be allocated in a manner believed by you to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.


You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except for a loss resulting from wilful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.

This Agreement shall continue until June 2, 2005, and thereafter shall continue automatically for successive annual periods ending on June 2 of each year, provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company
Act) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty (i) by the Adviser upon 60 days' notice to you, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's shares upon 60 days' notice to you, or (iii) by you upon not less than 90 days' notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the Investment Company Act). In addition, notwithstanding anything herein to the contrary, if the Investment Advisory and Management Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Investment Advisory and Management Agreement terminates.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.


                                      Very truly yours,

                                      HSBC ASSET MANAGEMENT (EUROPE) LIMITED

                                      By:
                                          ----------------------------------


Accepted:

HSBC Asset Management (Americas) Inc.

By:
    ---------------------------------

                                                                     APPENDIX F


Directors of HSBC Asset Management (America) Inc.

--------------------------------------------------------------------------------------------------------
NAME (AGE)                     POSITION          PRINCIPAL OCCUPATION OVER LAST 5 YEARS
--------------------------------------------------------------------------------------------------------
 Gerard Aqualina (51)          Director          2002-present
   66 East 91st Street         2002              CEO, HSBC Republic
   New York, NY 10128                            1984-2002
                                                 Global Head Sales & Marketing, Merrill Lynch
                                                 International Private Client
--------------------------------------------------------------------------------------------------------
 Leslie E. Bains (59)          Director          2000-present
   14 Essex Road               2000              Senior Executive Vice President, Domestic Private
   Summit, NJ 07901                              Banking, HSBC Bank USA
                                                 1993-1999
                                                 Executive Vice President, Domestic Private Banking,
                                                 Republic National Bank of New York
--------------------------------------------------------------------------------------------------------
 Stephen John Baker (46)       Director          1998-present
   4408 Woodpark Road          2000              Chief Executive Officer, HSBC Asset Management
   West Vancouver, B.C.                          (Canada) Ltd.; Director, Investment Funds Institute of
   V7S 2W4                                       Canada; Director, HSBC Trust Company (Canada);
   Canada                                        President & Director, HSBC Investment Funds, Canada,
                                                 Inc.
                                                 1992-1998
                                                 Senior Manager, HSBC Bank International Ltd.
--------------------------------------------------------------------------------------------------------
 Manual Diaz (60)              Director          1982-present
   200 Ocean Lane Drive PB-1   2000              President, HSBC Republic/Republic International Bank;
   Key Biscayne, FL 33149                        Honorary Chairman of EXCO
--------------------------------------------------------------------------------------------------------
 Alain Dromer (48)             Director          2001-present
   7-8 Hyde Park Gate          2002              CEO, HSBC Asset Management Ltd.
   London, SW7 5EW                               1994-2001
                                                 Head of Credit Commercial de France, HSBC Asset
                                                 Management Ltd.
--------------------------------------------------------------------------------------------------------
 David Kotheimer (45)          Director          1987-present
   3 Dinsmore Lane             2002              Executive Vice President & Regional NY, PA, FL, HSBC
   West Windsor, NJ 08550                        Bank (USA)
 Stuart Pearce (50)            Director          2002-present
   29 St Georges               2002              Chief Executive Officer, HSBC Investment Management
   Court/Gloucester Road                         2001-2002
   London, SW7 4Q                                Head of Corporate Banking, HSBC Holdings plc
                                                 1999-2001
                                                 Chief Executive Officer, HSBC Securities (Japan)
                                                 1997-1998
                                                 Chief Executive Officer, The Hongkong & Shanghai
                                                 Banking Corporation
--------------------------------------------------------------------------------------------------------
 H. Richard Vartabedian (64)   Chairman of the   2002-present
   Beach Road                  Board 2000        CEO and President of HSBC Asset Management
   West Southport, ME 04576                      (Americas) Inc.
                                                 2000-present
                                                 Chairman of the Board of HSBC Asset Management
                                                 (Americas) Inc.
                                                 1992-2000
                                                 Consultant, Republic National Bank
--------------------------------------------------------------------------------------------------------
 Gregory H. Webster (41)       Director          2000-present
   74 Fuller Avenue            2000              CEO, HSBC Brokerage (USA) Inc.
   Catham, NJ 07928                              1998-2000
                                                 President, Guardian Life Insurance-Park Avenue Securities
                                                 1996-1998
                                                 Chief Operating Officer, New York Life Insurance-NY Life
                                                 Securities
--------------------------------------------------------------------------------------------------------

                                  JFCIF-PS-02

                       JARDINE FLEMING INDIA FUND, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


THE UNDERSIGNED STOCKHOLDER of Jardine Fleming India Fund, Inc. (the "Company") hereby appoints Julian M.I. Reid and Paul H. Schubert, and either of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, June 3, 2003, at 10:00 a.m., at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated May [6], 2003, receipt of which is hereby acknowledged, and any other matters arising before such Annual Meeting or any adjournment thereof.

Properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the election of the nominees for director, and in the best discretion of the proxyholders as to any other matters. Please refer to the Proxy Statement for a discussion of the proposals.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------


 [X] PLEASE MARK VOTES
     AS IN THIS EXAMPLE


--------------------------------------------------------------------------------
                        JARDINE FLEMING INDIA FUND, INC.
--------------------------------------------------------------------------------
                                     REVISED


                                           For All      With-      For All
1. Election of Directors.                  Nominees     held       Except

   (01) Jean Jocelyn de Chasteauneuf         [ ]         [ ]         [ ]
   (02) Ashok V. Desai

2. To consider and act upon a proposal to approve the new Investment Advisory and Management Agreement by and between the Fund and HSBC Asset Management (Europe) Limited with respect to the assets of the Fund.

3. To consider and act upon a proposal to approve the new Sub-Investment Advisory Agreement by and between HSBC Asset Management (Europe) Limited and HSBC Asset Management (India) Private Limited with respect to certain assets of the Fund.

4. To consider and act upon a proposal to approve the new Sub-Investment Advisory Agreement by and between HSBC Asset Management (Europe) Limited and HSBC Asset Management (Americas) Inc. with respect to certain assets of the Fund.

5. To consider and act upon a proposal to amend the Fund's investment policies to permit the Fund, under certain conditions, to hold or invest substantially all of its assets in cash and high-quality debt obligations.

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominees(s). Your shares will be voted for the remaining nominees(s).


                             THE BOARD OF DIRECTORS
                         UNANIMOUSLY RECOMMENDS A VOTE
                        FOR PROPOSALS 1, 2, 3, 4 AND 5.


Mark box at right if an address change or comment has been noted on the
reverse side of this card.                                                 [ ]


     Please be sure to sign and date this Proxy.        Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Stockholder sign here                              Co-Owner sign here